ELEVENTH AMENDMENT TO LEASE

         THIS ELEVENTH AMENDMENT TO LEASE (the "Amendment") is made and entered into this 31st day of March, 1998, by and between LAFP-SF, Inc., successor in interest to The Prudential Insurance Company Of America ("Landlord"), having an office c/o Lowe Enterprises Colorado, Inc., 1475 Lawrence Street, Suite 210, Denver, Colorado 80202, and Data Transmission Network Corporation ("Tenant"), having an office at 9110 West Dodge Road, Suite 200, Omaha, Nebraska 68114.

                                    RECITALS

A. The Prudential Insurance Company of America and Data Transmission Network Corporation entered into that certain lease dated as of May 2, 1995, for Suites #175A, #110, #200, #300, #301, #310, #320, #325, #340,
         #360, #362, and #100 containing 75,931 rentable square feet (RSF) in the Building known as Embassy Plaza, located at 9110 West Dodge Road, Omaha, Nebraska ("the Premises").

B. Subsequently, The Prudential Insurance Company Of America and Data Transmission Network Corporation executed a First Amendment To Lease dated September 29, 1995, a Second Amendment To Lease dated January 5, 1996, a Third Amendment To Lease dated January 5, 1996, and a Fourth Amendment To Lease between LAFP-SF, Inc. and Tenant dated December 23, 1996, a Fifth Amendment To Lease dated July 7, 1997, a Sixth Amendment To Lease dated July 7, 1997, a Seventh Amendment To Lease dated September 19, 1997, an Eighth Amendment To Lease dated September 19, 1997, a Ninth Amendment To Lease dated September 19, 1997, and a Tenth Amendment To Lease dated December 23, 1997. The combined terms of the Lease and subsequent Amendments shall herein be referred to as the "Lease".

         NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.       Waiver.  The  following  shall be added to Paragraph  11A of the Lease:
         "Each party hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, subject to the limitation that this waiver shall apply when permitted by the applicable policy of insurance.

2. Electrical Room Key. Landlord agrees to provide Tenant with a key to access the electrical rooms that serve its Premises or the purpose of performing on-going maintenance and incidental modifications of the circuits that serve Tenant's Premises. As a condition of this agreement, Landlord, at Tenant's sole expense, will engage a competent electrical contractor to perform semi-annual load testing and infrared scanning of all electrical circuits and panels within these electrical rooms. To the extent any repairs or corrective actions are required as a result of Tenant's activities in such electrical rooms, Tenant agrees, at its sole cost, to immediately perform such repairs or corrective actions. Tenant's contractor for any of the above work shall be subject to Landlord's approval in its sole discretion.

         Landlord's  agreement  to  provide  Tenant  with  access  to the  above electrical  rooms  in no way  circumvents,  cancels,  or  modifies  any provisions of the Lease with respect to Tenant's liability or requirements for Landlord's approval of any Tenant alterations. Landlord may, at any time and in its sole discretion, cancel the provisions of this paragraph and require Tenant to return such key. Should Tenant not return such key upon demand or duplicate such key, Landlord will change the locks on all effected electrical rooms and Tenant agrees to pay for all costs associated with changing such locks.

3. Effect of Agreement. Except as herein specifically provided, the terms and conditions of the Lease shall continue in full force and effect.

4. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

5.       The  parties   hereto  hereby   reaffirm  and  ratify  all   covenants,
         representations   and  warranties  in  the  Lease  as  amended  by  the
         Amendment.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

Tenant:                                              Landlord:

Data Transmission Network Corporation,               LAFP-SF, Inc.
a Delaware corporation

By:/s/ Greg T. Sloma                        By:  Lowe Enterprises Investment
   --------------------------                    Management, Inc.
   Greg T. Sloma                            Its: Authorized Agent

Its:President and COO                       By:/s/ Kari O'Neil
                                               ----------------------
                                               Kari O'Neil

                                            Its:Vice President
                                       2
                                     -278-